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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported): December 19, 2001



                          FIRST SENTINEL BANCORP, INC.
             (Exact name of registrant as specified in its charter)


    DELAWARE                         000-23809                  22-3566151
(State or other
jurisdiction of                   (Commission File             (IRS Employer
 incorporation)                       Number)               Identification No.)


              1000 WOODBRIDGE CENTER DRIVE, WOODBRIDGE, NEW JERSEY
       07095 (Address of principal executive offices, including zip code)



       Registrant's telephone number, including area code: (732) 726-9700



                                 NOT APPLICABLE
          (Former name or former address, if changed since 1st report)



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ITEMS 1 THROUGH 4, 6, 8 AND 9.  NOT APPLICABLE.


ITEM 5.           OTHER EVENTS.

                  On December 20, 2001, First Sentinel Bancorp, Inc. ("Company"), parent company of First Savings Bank ("Bank"), announced two promotions, effective January 1, 2002. Mr. Thomas M. Lyons, Senior Vice President and Chief Financial Officer of the Bank, was appointed Senior Vice President and Chief Financial Officer of the Company, and Ann C. Clancy, Esq., Senior Vice President, General Counsel and Corporate Secretary of the Bank, was appointed Corporate Secretary of the Company. A copy of the Company's press release with respect to such announcement is attached as Exhibit 99.1 to this Report.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  No financial statements are required to be filed as part of this Report. The following exhibits are filed as part of this Report:


      EXHIBIT NO.                       DESCRIPTION
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         99.1                           Press release, dated December 20, 2001





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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 FIRST SENTINEL BANCORP, INC.


                                 By:/s/ John P. Mulkerin
                                    -----------------------------------------
                                        John P. Mulkerin
                                        President and Chief Executive Officer



Dated:  December 20, 2001


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                                  EXHIBIT INDEX


      EXHIBIT NO.                      DESCRIPTION
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         99.1                          Press release, dated December 20, 2001